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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Performance Food Group Company (the "Company") on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Robert C. Sledd
      -----------------------------------
      Robert C. Sledd
      Chairman and Chief Executive Officer
      March 6, 2006

By:   /s/ John D. Austin
      ------------------------------------------------
      John D. Austin
      Senior Vice President and Chief Financial Officer
      March 6, 2006